UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 16, 2010
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10382 (Commission File Number)	20-5715943 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)	63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     Synergetics USA, Inc. (the “Company”) held its Annual Meeting of Stockholders on December 16, 2010. The following is a summary of the matters voted on at the meeting:
     (a) The two nominees for director were elected to serve three-year terms ending in 2013, as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Lawrence C. Cardinale	9,261,857	751,469	11,297,643

Guy R. Guarch	8,760,871	1,252,455	11,297,643
     (b) The appointment of UHY LLP as the Company’s independent registered public accounting firm for fiscal 2011 was ratified by the following shareholder vote:

Votes For	Votes Against	Abstain

21,202,747	107,145	1,077

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 20, 2010

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	EVP and Chief Financial Officer